Exhibit 10.21

effective as of November 27, 2019

HOF Village, LLC
c/o IRG Realty Advisors, LLC
4020 Kinross Lakes Parkway, Suite 200
Richfield, Ohio 44286

Re:	Letter Agreement re 7th Amendment and Promissory Note

Reference is made to that certain Loan Agreement, dated as of March 20, 2018, by, among others, HOF VILLAGE, LLC, a Delaware limited liability company, the other Borrowers thereto, the Lenders from time to time party thereto, and GACP FINANCE CO., LLC, in its capacity as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), as amended by: (i) that certain Delayed Draw Joinder Agreement Number 1, dated as of April 11, 2018, (ii) that certain Delayed Draw Joinder Agreement Number 2, dated as of May 18, 2018, (iii) that certain Amendment Number 3 to Term Loan Agreement, dated as of September 14, 2018, (iv) that certain Amendment Number 4 to Term Loan Agreement, dated as of February 19, 2019, (v) that certain Amendment Number 5 to Term Loan Agreement, dated as of June 28, 2019, (vi) that certain Amendment Number 6 to Term Loan Agreement, dated as of August 15, 2019, (vii) that certain Amendment Number 7 to Term Loan Agreement, dated as of November 16, 2019 (the “7th Amendment”) and (viii) as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

Further reference is made to that certain Promissory Note entered into by Borrowers and payable to the order of Industrial Realty Group, LLC, a Nevada limited liability company (“Industrial Realty Group”), a copy of which Promissory Note is attached hereto as Exhibit A (the “Note”).

Borrowers, Industrial Realty Group, and IRG Master Holdings, LLC, a Delaware limited liability company (“IRGMH”), hereby agree that, (a) to the extent that Borrowers pay any November Payment Amounts (as defined below) to Industrial Realty Group pursuant to Section 3 of the Note, such November Payment Amounts shall be credited against any obligations of Borrowers to IRGMH pursuant to Section 11(b) of the 7th Amendment, and (b) to the extent that Borrowers pay any November Payment Amounts to IRGMH pursuant to Section 11(b) of the 7th Amendment, such November Payment Amounts shall be credited against any obligations of Borrowers to Industrial Realty Group pursuant to Section 3 of the Note (in order to avoid double-payment).

For purposes hereof, “November Payment Amounts” means, as applicable, (a) amounts paid by Borrowers to Industrial Realty Group pursuant to Section 3 of the Note, or (b) amounts paid by Borrowers to IRGMH pursuant to Section 11(b) of the 7th Amendment, as a result of the fact that Industrial Realty Group, IRGMH, or any of their respective Affiliates have advanced the November 27 Portion (as defined in the Note) to pay to Administrative Agent, on November 27, 2019, any amounts due from Borrowers under the Loan Agreement.

[SIGNATURES ON FOLLOWING PAGES]

Industrial Realty Group:

INDUSTRIAL REALTY GROUP, LLC,
a Nevada limited liability company

By:
Name: Stuart Lichter
Title: President

IRGMH:

IRG MASTER HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: Stuart Lichter
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers:

HOF VILLAGE, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers, cont.:

HOF VILLAGE LAND, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE HOTEL I, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF Village Parking Management I, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers, cont.:

HOF VILLAGE RESIDeNCES I, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF Village Center for Excellence, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF Village Center for Performance, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF EXPERIENCE, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Borrowers, cont.:

HOF Village Media Group, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[END OF SIGNATURES]

Exhibit A

FORM OF NOTE

[See Attached]